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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                DECEMBER 13, 2000
                        ---------------------------------
                        (Date of earliest event reported)


                      PRAECIS PHARMACEUTICALS INCORPORATED
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                    000-30289                 04-3200305
-------------------------------   ---------------------     -------------------
(State or other Jurisdiction of   (Commission File No.)       (IRS Employer
         Incorporation)                                     Identification No.)


            ONE HAMPSHIRE STREET, CAMBRIDGE, MASSACHUSETTS 02139-1572
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (617) 494-8400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

         PRAECIS PHARMACEUTICALS INCORPORATED's press release dated December 13, 2000 is incorporated herein by reference and is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits:


99.1 Press Release by PRAECIS PHARMACEUTICALS INCORPORATED dated December 13, 2000.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 13, 2000                   PRAECIS PHARMACEUTICALS INCORPORATED



                                           By /s/ Kevin F. McLaughlin
                                              -----------------------
                                              Kevin F. McLaughlin
                                              Senior Vice President, Chief
                                              Financial Officer,
                                              Treasurer and Secretary

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                                  EXHIBIT INDEX


Exhibit
Number                          Description

99.1 Press Release by PRAECIS PHARMACEUTICALS INCORPORATED dated December 13, 2000.

                                       4